SUBSIDIARY SECURITY AGREEMENT


      SECURITY AGREEMENT dated as of September 13, 1995, made by TWB GOURMET FOODS, INC., a Virginia corporation with its chief executive office at 2620 Elmhurst Lane, Portsmouth, Virginia 23701 (the "Grantor"), to DOUGHTIE'S FOODS, INC., with an office at 2410 Wesley Street, Portsmouth, Virginia 23707, together with its successors and assigns (the "Secured Party").

     SECTION 1. Grant of Security. The Grantor hereby assigns and pledges to the Secured Party, and hereby grants to the Secured Party a security interest in, all of the Grantor's right, title and interest in and to the following (the "Collateral"):

          (a) All inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all inventory and raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof (ii) goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind, and (iii) goods which are returned to or repossessed by the Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

          (b) All accounts, contract rights, chattel paper, instruments, general intangibles and other obligations of any kind now or hereafter existing arising out of or in connection with the sale or lease of goods or the rendering of services and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being the "Receivables"); and

          (c) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

     SECTION 2. Security for Obligation. This Agreement secures the payment of all obligations of the Grantor to the Secured Party now or hereafter existing, howsoever evidenced, matured or unmatured, direct or indirect, absolute or contingent, including any extensions or renewals thereof (all such obligations of the Grantor being the "Obligations").

     SECTION 3. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligations or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 4. Representations and Warranties. The Grantor represents and warrants as follows:

          (a) Receivables are and shall be genuine and in all respects what they purport to be, and that said Receivables are and will be valid and subsisting and have arisen and will arise out of the bona fide sale of goods, wares and merchandise, or other property sold and delivered to and accepted by the customers of Grantor, or by reason of services rendered by Grantor to its customers, in full compliance with the specifications of such customers and that the amount of such receivable represented as owing by each customer is the correct amount actually owing by such customer, is not disputed, is not subject to any defense, setoff, credit, deduction or contra-charge, and the payment thereof is not contingent or conditioned on the fulfillment of any contract, condition, or warranty, past or future, express or implied; that proper entries have been made and will be made on the books of Grantor disclosing the absolute and unconditional sale of said accounts and the pledge of other collateral to the Secured Party, and that Grantor has and will have absolute and good title to each such account and such other pledged collateral and good right to sell and transfer the same, and has no knowledge of any fact which would impair the validity thereof, that there is and will be owing (after allowing all charges, setoffs and counterclaims) on each Receivable the total amount represented by Grantor as owing thereon; at the request of the Bank, that Grantor will promptly repurchase from the Secured Party each and every such account, and repay in full each and every loan or advance made directly upon the security of collateral other than receivables as to which there may be a breach of Grantor's warranties in respect of the matters herein above set forth; that all moneys, checks, notes, drafts or other things of value collected or received by Grantor with reference to said Receivable or pledged materials, work in process or finished goods shall belong to the Secured Party and shall be accounted for and transmitted by Grantor to the Secured Party, in the original form in which the same were received, immediately upon receipt, but in no event later than the day following receipt thereof by Grantor and that Grantor shall not use any of the proceeds of such collections or commingle the same with its own funds.

          (b) all of the Inventory is located at the places specified in the Schedule hereto. The chief place of business and chief office of the Grantor and the office where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, is located at the address first specified above for the Grantor. All originals of all chattel paper which evidence Receivables requested by the Bank have been delivered to the Secured Party. None of the Receivables is evidenced by a promissory note or other instrument.

          (c) The Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement. The Grantor has the following trade names:

                                Thunder Bay

          (d) The Grantor has exclusive possession and control of the Inventory.

          (e) This Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.



          (f) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the perfection of or the exercise by the Secured Party of its rights and remedies hereunder.

     SECTION 5. Further Assurances.

          (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will: (i) at the request of the Bank, mark conspicuously each document included in the Inventory and each chattel paper included in the Receivables and, at the request of the Secured Party, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such document, chattel paper or Collateral is subject to the security interest granted hereby; (ii) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Secured Party hereunder such note, instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party; and (iii) execute and file such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

          (b) The Secured Party shall have the right at any time and from time to time, without notice to, or assent by, the undersigned, and without affecting the obligation of the undersigned to the Secured Party, in the name of the undersigned or in the name of the Secured Party, or otherwise; to ask, demand, collect, receive, compound and give acquittance for the Receivables or any part thereof, to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Receivables; to indorse checks, drafts or other orders or instruments for the payment of moneys payable to the undersigned which shall be issued in respect of any Receivable; to notify, and the undersigned upon request will notify, the person, or persons liable for the payment of any Receivable or any part thereof to make all payments direct to the Secured Party; to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party advisable for the purpose of collecting or enforcing payment of any Receivable to make test verifications of the Receivables or any portion thereof, and to execute any instruments and to do all things necessary and proper to protect and preserve and realize upon the Receivables and other rights contemplated hereby. The Grantor hereby irrevocably constitutes and appoints the Secured Party and any of its officers and duly authorized agents as the Grantor's true and lawful attorney-in-fact for the foregoing purposes. The Secured Party shall not be obligated to do any of the acts hereinabove authorized but in the event that it elects to do such act, it shall not be responsible to the undersigned except for willful misconduct in the premises.

          (c) At the request of the Secured Party, the Grantor will not, without first obtaining the written consent of the Secured Party, renew or extend the time of payment of any Receivable. At the request of the Secured Party, the Grantor will promptly notify the Secured Party in writing of any compromise, settlement or adjustment with respect to a Receivable and will forthwith account therefor to the Secured Party in cash for the amount thereof without demand or notice.

          (d) The Grantor will maintain accurate and complete records of the Receivables and will make the same available to the Secured Party at any time upon demand. At the request of the Secured Party, the Grantor will stamp, in form and manner satisfactory to the Secured Party, its accounts receivable ledger and other books and records pertaining to the Receivables, with an appropriate reference to the security interest of the Secured Party in the Receivables. Upon request, the Grantor will furnish the Secured Party original and other documents relating to the sale of merchandise or the performance of labor or services which created any Receivables.

          (e) The Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (f) The Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

          (g) The Secured Party shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Grantor, and the Secured Party or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Secured Party, at the Grantor's cost and expense, such clerical or other assistance as may be reasonably requested with regard thereto. The Secured Party and its representatives shall at all times have the right to enter into and upon any premises where any of the Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein. The Secured Party shall have the right to make test verifications of the Receivables in any manner and through any medium that it considers advisable, and the Grantor agrees to furnish all such assistance and information as the Secured Party may require in connection therewith. The Grantor at its cost and expense will certify (or cause to be certified by independent public accountants satisfactory to the Secured Party) and furnish to the Secured Party at any time and from time to time, in form and substance satisfactory to the Secured Party, (i) reconciliations of all Receivables, (ii) aging of all Receivables, (iii) trial balances, (iv) test verifications of Receivables, and (v) such other reports as the Secured Party may reasonably request.

     SECTION 6. As to Inventory.  The Grantor shall:

          (a) Keep the Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 4(a) or, upon 30 days' prior written notice to the Secured Party, at such other places in jurisdictions where all action required by Section 5 shall have been taken with respect to the Inventory.

          (b) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Inventory, except to the extent the validity thereof is being contested in good faith.

     SECTION 7. Insurance.

          (a) The Grantor shall, at its own expense, maintain insurance with respect to the Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Secured Party from time to time. Each policy for (i) paid on behalf of the Secured Party and the Grantor as their respective interests may appear and
(ii) property damage insurance shall provide for all losses (except for losses of less than $250,000 per occurrence) to be paid directly to the Secured Party. Each such policy shall in addition a. name the Grantor and the Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon the Secured Party) as their interests may appear, b. contain the agreement by the insurer that any loss thereunder shall be payable to the Secured Party notwithstanding any action, inaction or breach of representation or warranty by the Grantor, c. provide that there shall be no recourse against the Secured Party for payment of premiums or other amounts with respect thereto and d. provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Secured Party by the insurer. The Grantor shall, if so requested by the Secured Party, deliver to the Secured Party original or duplicate policies of such insurance and, as often as the Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the Grantor shall, at the request of the Secured Party, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 5 and cause the respective insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 7 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Inventory when subsection (c) of this
Section 7 is not applicable, the Grantor shall make or cause to he made the necessary repairs to or replacements of such Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this Section 7 shall be paid to the Grantor as reimbursement for the costs of such repairs or replacements.

          (c) Upon (i) the occurrence and during the continuance of any Event of Default, or (ii) the actual or constructive total loss (in excess of $250,000 per occurrence) of any Inventory, all insurance payments in respect of such Inventory shall be paid to and applied by the Secured Party as specified in Section 14(b).

     SECTION 8. As to Receivables.

          (a) The Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, at the location therefor specified in Section 4(b) or, upon 30 days' prior written notice to the Secured Party, at such other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to the Receivables. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

          (b) Except as otherwise provided in this subsection (b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, at the Secured Party's direction, shall take) such action as the Grantor or the Secured Party may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Secured Party shall have the right at any time, upon written notice to the Grantor of its intention to notify the account debtors or obligors under any receivables of the assignment of such Receivables to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Secured Party and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either
(1) released to the Grantor so long as no Event of Default shall have occurred and be continuing or (2) if any Event of Default shall have occurred and be continuing, applied as provided by Section 13(b), and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

     SECTION 9. Transfers and Other Liens.  The Grantor shall not:

          (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business.

          (b) Create or suffer encumbrance upon or with respect to entity, except for the security interest to exist any lien, security interest or other charge or any of the Collateral to secure Debt of any person or created by this Agreement.

     SECTION 10. Secured Party Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Secured Party the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor, the Secured Party or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of the Agreement (subject to the rights of the Grantor under Section 8), including, without limitation:

               (i) to obtain and adjust insurance required to be paid to the Secured Party pursuant to Section 7,

               (ii) to ask, demand, collect, sue for recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

               (iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) and (ii) above, and

               (iv) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

     SECTION 11. Secured Party May Perform. If the Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under Section 14(b).



     SECTION 12. The Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 13. Event of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

          13.1 Principal and Interest. The Grantor shall default in the due and punctual payment of any Obligations owing to Secured Party; or

          13.2 Other Covenants. The Grantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the provisions of this Agreement (other than those referred to in Section 13.1) and such default (which shall be capable of cure) shall continue unremedied for a period of 30 days after the earlier of the date on which the Secured Party gives the Grantor notice of such default; or

          13.3 Insolvency. The Grantor shall dissolve or suspend or discontinue its business, or shall make an assignment for the benefit of creditors or a composition with creditors, shall be unable or admit in writing its inability to pay its debts as they mature, shall file a petition in bankruptcy, shall become insolvent (howsoever such insolvency may be evidenced), shall be adjudicated insolvent or bankruptcy, shall petition or apply to any tribunal for the appointment of any receiver, liquidator or trustee of or for it or any substantial part of its property or assets, shall commence any proceedings relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall be commenced against the Grantor, any such proceeding which shall remain undismissed for a period of 60 days or more, or any order, judgment or decree approving the petition in any such proceeding shall be entered; or the Grantor, shall by any act or failure to act indicate its consent to, approval of or acquiescence in, any such proceeding or in the appointment of any receiver, liquidator or trustee of or for it or any substantial part of its property or assets, or shall suffer any such appointment to continue undischarged or unstayed for a period of 60 days or more; or the Grantor shall take any action for the purpose of effecting any of the foregoing; or any court of competent jurisdiction shall assume jurisdiction with respect to any such proceeding or a receiver or trustee or other officer or representative of a court or of creditors, or any court, governmental officer or agency, shall under color of legal authority, take and hold possession of any substantial part of the property or assets of the Grantor; or

          13.4 Other Documents. The instruments and documents shall fail to grant to the Secured Party the Lien and security interest intended to be created thereby;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing the Secured Party shall, by written notice to the Grantor: (i) declare the Obligations to be, whereupon the same shall forthwith become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Grantor; provided that if any Event of Default described in Section 13.3 shall occur with respect to the Grantor, the result which would otherwise occur only upon the giving of written notice by the Secured Party to the Grantor as herein described shall occur automatically, without the giving of any such notice, (ii) exercise the rights and remedies in respect of the Collateral set forth in Section 14.

     SECTION 14. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties and (ii) without notice except as specified below, sell the collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to Section 15) in whole or in part by the Secured Party against, all or any part of the Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 15. Indemnity and Expenses.

          (a) The Grantor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct.

          (b) The Grantor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise of enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.



     SECTION 16. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 17. Notices, Requests, Demands, Etc. Except as otherwise expressly provided herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when deposited in the mails (by registered or certified mail, return receipt requested), postage prepaid, or in the case of telex, telegraphic, telecopier or cable company, or in the case of telex or telecopier notice sent over a telex or telecopier owned or operated by a party hereto, when sent, addressed as follows, (i) if to the Secured Party, at 2410 Wesley Street, Portsmouth, Virginia 23707, and (ii) if to the Grantor, at its address specified with its signature below (Attention:
President) or to such other addresses as any of the parties hereto may hereafter specify to the to a change of address shall be deemed to be effective when actually received.

     SECTION 18. Continuing Security Interest; Transfer of Obligations. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon the Grantor, its successors and assigns and (iii) inure to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Secured Party may assign or otherwise transfer the Obligations held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Secured Party will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 19. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the Commonwealth of Virginia. Unless otherwise defined herein or in the Loan Agreement, terms used in Article 9 of the Uniform Commercial Code in the Commonwealth of Virginia are used herein as therein defined.

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunder duly authorized as of the date first above written.

                         TWB GOURMET FOODS, INC.


                         By: CHRIS L. ST. JAMES
                                            (Signature)

                         President

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